EXHIBIT 10.13


                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

                            EFFECTIVE MARCH 31, 2003



     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT IS MADE AND ENTERED INTO EFFECTIVE AS OF THE 31ST DAY OF MARCH 2003 (THE "AMENDMENT") BY AND BETWEEN CONGRESS FINANCIAL CORPORATION (FLORIDA), A FLORIDA CORPORATION ("LENDER"), STREICHER MOBILE FUELING, INC., A FLORIDA CORPORATION, ("BORROWER").



                                   WITNESSETH:

     Whereas, Borrower and Lender have previously entered into that certain Loan and Security Agreement dated September 26, 2002 (the "Loan Agreement"), the capitalized terms used herein having the meanings set forth in the Loan Agreement, unless otherwise specifically defined herein, and Section and Subsection references herein used being references to Sections and Subsections of the Loan Agreement;

     Whereas, Streicher Realty, Inc., a Florida corporation ("Guarantor"), executed that certain Guarantee in favor of Lender dated September 26, 2002, under which Guarantor did make certain guarantees for the benefit of Borrower, including, without limitation, the obligations under the Loan Agreement; and

     Whereas, the parties hereto wish to amend the Loan Agreement in accordance with the terms and provisions of, and as provided in, this Amendment.

     NOW, THEREFORE, in consideration of the mutual considerations and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     The Loan Agreement is amended by:

          (1) adding the following defined terms and definitions to Section 1, effective as of March 31, 2003:

               1.66 "Effective Book Net Worth" shall mean as to any Person, at any time, on a consolidated basis for such Person and its subsidiaries (if any), the aggregate amount equal to its Book Net Worth plus Subordinated Debt.

               1.67 "Subordinated Debt" shall mean as to any Person, at any time, the Indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final

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          payment of all of the Obligations on terms and conditions acceptable to Lender.

and

               (2) substituting the term "Effective Book Net Worth" in lieu of the term "Book Net Worth" wherever the latter term appears in Section 9.17;

     Except as expressly set forth above, (a) the execution and delivery of this Amendment shall in no way constitute a modification to or a waiver of any provision of the Loan Agreement or any of the other Financing Agreements, and
(b) the Loan Agreement, the other Financing Agreements, and all other documents, instruments, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Lender is not under any obligation to further amend or modify any terms of the Financing Agreements. No consent to future departure(s) from said terms, whether or not similar to that referenced herein, may be implied from the terms hereof.

     This Amendment shall become effective after it has been fully executed and returned to us, and may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered effective as of the day and year first above written.

                              LENDER:

                              CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation


                              By:   /S/PAT CLONINGER
                                 --------------------------------------------
                                 Name: Pat Cloninger
                                 Title: Vice President

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ADDITIONAL SIGNATURES TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT:



                              BORROWER:

                              STREICHER MOBILE FUELING, INC., a Florida corporation


                              By:   /S/RICHARD E. GATHRIGHT
                                 --------------------------------------------
                                 Name: Richard E. Gathright
                                 Title: President and Chief Executive Officer


                              JOINDER OF GUARANTOR


     The undersigned (1) consents and agrees to the terms and provisions of the Amendment which are applicable to it and agrees to be bound by and comply with such terms and provisions, and (2) acknowledges that the Guarantee is valid and binding and remains in full force and effect (without defense, setoff or counter claim).


                              GUARANTOR:

                              STREICHER REALTY, INC., a Florida corporation



                              By:   /S/RICHARD E. GATHRIGHT
                                 --------------------------------------------
                                 Name: Richard E. Gathright
                                 Title: President and Chief Executive Officer

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